Exhibit 99.3

FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

     This AGREEMENT (this “Agreement”) is made as of June 5, 2008 (the “Effective Date”) by and between HealthMarkets, Inc. (formerly UICI), a Delaware corporation (together with its successors and assigns, the “Company”), and Phillip Hildebrand (“Optionee”).

     WHEREAS, on the Effective Date the Company and Optionee entered into an employment agreement with respect to Optionee’s employment as the Chief Executive Officer of the Company and certain related terms (the “Employment Agreement”);

     WHEREAS, the Company, acting through the Compensation Committee with the consent of the Board has agreed to grant to Optionee, effective on the Effective Time, Options (as defined in Section 2 of this Agreement) under the Company’s 2006 Management Option Plan (the “Plan”) to purchase a number of shares of the Company’s Class A-1 Common Stock (the “Shares”) on the terms and subject to the conditions set forth in this Agreement and the Plan;

     WHEREAS, as a condition precedent to the Company’s grant of the Options (as defined in Section 2 of this Agreement) to Optionee, Optionee has committed to purchase Shares pursuant to a subscription agreement dated June 5, 2008 and Optionee is executing and delivering a counterpart of the Stockholders Agreement and thereby agrees to be bound by the Stockholders’ Agreement as a “Management Stockholder” thereunder (as amended with respect to Optionee pursuant to the Employment Agreement);

     WHEREAS, future securities in the Company (including those being acquired pursuant to this Agreement) owned by Optionee shall be subject to the terms of the Stockholders Agreement (as amended with respect to Optionee pursuant to the Employment Agreement).

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements contained in this Agreement, the parties hereto hereby agree as follows:

     1. Certain Definitions. Capitalized terms used, but not otherwise defined, in this Agreement will have the meanings given to such terms in the Company’s 2006 Management Option Plan (the “Plan”). As used in this Agreement:

     (a) “Board” means the Board of Directors of the Company.

     (b) “Call Right” has the meaning specified in Section 8 of this Agreement.

     (c) “Cause” has the meaning specified in the Employment Agreement.

     (d) “Change of Control” has the meaning specified in the Employment Agreement.

     (e) “Company” has the meaning specified in the introductory paragraph of this Agreement.

     (f) “Compensation Committee” means the Executive Compensation Committee of the Board.

     (g) “Disability” has the meaning specified in the Employment Agreement.

     (h) “Distributed Securities” means any Shares that have been distributed to investors in investment funds managed by the Sponsors or any of their affiliates.

     (i) “Effective Date” has the meaning specified in the introductory paragraph of this Agreement.

     (j) “Employment Agreement” has the meaning specified in the first Whereas clause of this Agreement.

     (k) “Fair Market Value” shall have the meaning specified in, and shall be construed and determined in accordance with the procedures set forth in, the Employment Agreement.

     (l) “Good Reason” has the meaning specified in the Employment Agreement.

     (m) “Internal Rate of Return” means the pretax compounded annual internal rate of return realized by the Sponsors, based on the aggregate amount invested by the Sponsors in respect of all Sponsor Investments and the aggregate amount of actual cash received by, and Distributed Securities distributed to, the Sponsors in respect of all Sponsor Investments and including, as a return on each Sponsor Investment, any cash dividends, cash distributions, cash sales or cash interest made by the Company or any Subsidiary in respect of such Sponsor Investment, in each case, following the Effective Date, assuming all Sponsor Investments were purchased by one Person and were held continuously by such Person, and excluding any other amounts payable that are not directly attributable to a Sponsor Investment (including, without limitation, any management, transaction, monitoring or similar fees). The Internal Rate of Return shall be determined assuming that (i) any Sponsor Investments made before the Effective Date were made by the Sponsors on the Effective Date and (ii) the value of such Sponsor Investments shall be equal to the product of (x) the number of Shares in the Company and its affiliated entities held by the Sponsors on the Effective Date and (y) the Fair Market Value of each such Shares on the Effective Date (which, for the avoidance of doubt, shall be equal to the Option Price). For purposes of determining Internal Rate of Return in respect of Distributed Securities, the fair market value of those securities on the date on which the Distributed Securities are distributed shall be used for purposes of calculating the annual internal rate of return, and such date shall be deemed the date on which the return on the Sponsor Investment was received by the Sponsors.

     (n) “Options” has the meaning specified in Section 2 of this Agreement.

     (o) “Optionee” has the meaning specified in the introductory paragraph of this Agreement.

     (p) “Option Price” has the meaning specified in Section 2 of this Agreement.

     (q) “Performance-Based Options” has the meaning specified in Section 2 of this Agreement.

     (r) “Performance-Based Tranche A Options” has the meaning specified in Section 2 of this Agreement.

     (s) “Performance-Based Tranche B Options” has the meaning specified in Section 2 of this Agreement.

     (t) “Plan” has the meaning specified in the second Whereas clause of this Agreement.

     (u) “Shares” has the meaning specified in the second Whereas clause of this Agreement.

     (v) “Sponsor Investment” means direct or indirect equity investments in the Company made by the Sponsors, but excluding any purchases or repurchases of equity interests on any securities exchange or any national market system after an Initial Public Offering. The term “Sponsor Investment” excludes any investment originally made by the Sponsors in a Person other than the Company or a Subsidiary.

     (w) “Sponsors” means Blackstone Management Associates IV L.L.C., DLJ Merchant Banking Partners IV, L.P. and GS Maverick Co. and their respective affiliates.

     (x) “Time-Based Options” has the meaning specified in Section 2 of this Agreement.

     (y) “Time-Based Tranche A Options” has the meaning specified in Section 2 of this Agreement.

     (z) “Time-Based Tranche B Options” has the meaning specified in Section 2 of this Agreement.

     2. Grant of Stock Option/Exercise Price. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement, including, without limitation, Section 9 and the Plan, the Company hereby grants to Optionee options to purchase 990,000 Shares (the “Options”). The Options may be exercised from time to time in accordance with the terms of this Agreement. Subject to adjustment as hereinafter provided,

     (a) 412,500 of the Shares subject to the Option (the “Time-Based Tranche A Options”) may be purchased pursuant to the Options at a price (the “Option Price”) of $34.80 per Share;

     (b) 82,500 of the Shares subject to the Option (the “Time-Based Tranche B Options” and, together with the Time-Based Tranche A Options, the “Time-Based Options”) may be purchased pursuant to the Option at an Option Price of (i) $34.80 per Share, if Optionee exercises the Option to purchase any Time-Based Tranche B Options prior to the first anniversary of the Effective Date; (ii) $38.28 per Share, if Optionee exercises the Option to purchase any Time-Based Tranche B Options on or after the first anniversary of the Effective Date but prior to the second anniversary of the Effective Date; (iii) $42.11 per Share, if Optionee exercises the Option to purchase any Time-Based Tranche B Options on or after the second anniversary of the Effective Date but prior to the third anniversary of the Effective Date; (iv) $46.32 per Share, if Optionee exercises the Option to purchase any Time-Based Tranche B Options on or after the third anniversary of the Effective Date but prior to the fourth anniversary of the Effective Date; (v) $50.95 per Share, if Optionee exercises the Option to purchase any Time-Based Tranche B Options on or after the fourth anniversary of the Effective Date but prior to the fifth anniversary of the Effective Date; and (vi) $56.05 per Share, if Optionee exercises the Option to purchase any Time-Based Tranche B Options on or after the fifth anniversary of the Effective Date;

     (c) 412,500 of the Shares subject to the Option (the “Performance-Based Tranche A Options”) may be purchased pursuant to the Options at an Option Price of 34.80 per Share; and

     (d) 82,500 of the Shares subject to the Option (the “Performance-Based Tranche B Options” and, together with the Performance-Based Tranche A Options, the “Performance-Based Options”) may be purchased pursuant to the Options at an Option Price of (i) $34.80 per Share, if Optionee exercises the Option to purchase any Performance-Based Tranche B Options prior to the first anniversary of the Effective Date; (ii) $38.28 per Share, if Optionee exercises the Option to purchase any Performance-Based Tranche B Options on or after the first anniversary of the Effective Date but prior to the second anniversary of the Effective Date; (iii) $42.11 per Share, if Optionee exercises the Option to purchase any Performance-Based Tranche B Options on or after the second anniversary of the Effective Date but prior to the third anniversary of the Effective Date; (iv) $46.32 per Share, if Optionee exercises the Option to purchase any Performance-Based Tranche B Options on or after the third anniversary of the Effective Date but prior to the fourth anniversary of the Effective Date; (v) $50.95 per Share, if Optionee exercises the Option to purchase any Performance-Based Tranche B Options on or after the fourth anniversary of the Effective Date but prior to the fifth anniversary of the Effective Date; and (vi) $56.05 per Share, if Optionee exercises the Option to purchase any Performance-Based Tranche B Options on or after the fifth anniversary of the Effective Date.

The Options are intended to be nonqualified stock options and shall not be treated as an “incentive stock option” within the meaning of that term under Section 422 of the Code, or any successor provision thereto.

     3. Term of Options. The term of the Options shall commence at the Effective Date and, unless earlier terminated in accordance with the terms of this Agreement, shall expire ten (10) years from the Effective Date.

     4. Right to Exercise. Unless terminated as hereinafter provided and subject to the occurrence of the Effective Time and except as otherwise provided in Section 7, the Options shall become exercisable only as follows:

     (a) The Time-Based Options shall become exercisable (i.e. vested) with respect to 20% of the Time-Based Options (99,000 Shares) on the first anniversary of the Effective Date and the remainder of the Time-Based Tranche A Options (396,000 Shares) shall vest in equal quarterly installments thereafter until the fifth anniversary of the Effective Date, in each case, subject to Optionee’s remaining in the continuous employ of the Company or any Subsidiary through the applicable vesting date (such vesting schedule, the “Time-Vesting Schedule”); provided that the Time-Based Options shall become fully exercisable upon a Change of Control.

     (b) The Performance-Based Options shall become exercisable upon actual realization by the Sponsors (based on cash proceeds received) of a 1.6x or greater cash-on-cash return on the value of their equity investment in the Company and its subsidiaries as of the Effective Date (including, for this purpose, cash dividends and distributions after the Effective Date); provided that, if the Performance-Based Options have not become exercisable in accordance with the preceding provision as of the fourth anniversary of the Effective Date, then on or after the fourth anniversary of the Effective Date, the Performance-Based Options shall only become exercisable if the Sponsors also attain a 15% or greater Internal Rate of Return from and after the Effective Date (collectively, the “Performance Targets”), in each case, subject to Optionee’s remaining in the continuous employ of the Company or any Subsidiary as of any such date. The achievement of the Performance Targets shall be determined in the good faith opinion of the Board using the Company’s stock price valuation as of the Effective Date ($34.80 per Share). The Board shall, if requested by Optionee, send documentation to Optionee setting out in reasonable detail the basis for the relevant calculations. For the avoidance of doubt, the Performance Targets shall not be deemed to be “Management Objectives” as defined in the Plan.

     (c) Following a transaction or series of transactions involving the Company pursuant to which the Sponsors receive solely cash (and not marketable securities) with respect of all of the Shares held by the Sponsors, any Performance-Based Options that have not vested and become exercisable shall immediately terminate and be cancelled. Optionee shall have the opportunity to earn the Performance-Based Options prior to such time unless such Performance-Based Options are otherwise cancelled, terminated or expire in accordance with their terms. For the avoidance of doubt, the Performance-Based Options, if not exercisable, shall not be cancelled in connection with a Change of Control in which the Sponsors receive marketable securities if the Performance Targets would have been satisfied if the value of such securities had been included as “cash.” In this event, the Performance-Based Options shall remain in effect on and following such Change of Control until the earlier of (i) the remaining term of the Performance-Based Options and (ii) the first anniversary of the date of termination of Optionee’s employment, and, to the extent not already vested, shall become exercisable if, during such period, upon conversion of such marketable securities into cash (or other distribution or disposition) by the Sponsors, the Performance Targets are satisfied (provided, that for the avoidance of doubt if the Change of Control occurs before the fourth anniversary of the Effective Date, the 15% or greater Internal Rate of Return shall not be deemed a Performance Target for vesting purposes on or following the Change of Control, including for purposes of Section 7(b) and 7(c)). In the case of the Performance-Based Options, the Sponsors agree to provide Optionee (as well as to the Company if the Sponsors are no longer in control of the successor entity) with notice that the Performance Targets have been satisfied within 30 days following such event.

     5. Option Nontransferable. Optionee may not transfer or assign all or any part of the Options other than by will or by the laws of descent and distribution. The Options may be exercised, during the lifetime of Optionee, only by Optionee, or in the event of Optionee’s legal incapacity, by Optionee’s guardian or legal representative acting on behalf of Optionee in a fiduciary capacity under state law and court supervision. Optionee shall be entitled to the privileges of ownership with respect to Shares purchased and delivered to Optionee upon the exercise of all or part of the Options.

     6. Notice of Exercise; Payment.

     (a) To the extent then exercisable, the Option may be exercised in whole or in part by written notice to the Company stating the number of Shares for which the Options are being exercised and the intended manner of payment. The date of such notice shall be the exercise date. Payment equal to the aggregate Option Price of the Shares being purchased pursuant to an exercise of the Options must be tendered in full with the notice of exercise to the Company in one or a combination of the following methods as specified by Optionee in the notice of exercise: (i) cash in the form of currency or check or by wire transfer as directed by the Company, (ii) through the surrender to the Company of Shares as valued at their Fair Market Value on the date of exercise (including by having the Company withhold Shares upon exercise of the Option) or (iii) through such other form of consideration as is deemed acceptable by the Board. In this regard, while the Shares are not publicly traded, upon the Optionee’s request (or that of any Person authorized to exercise to the Option as set forth herein or in the Plan), the Board shall communicate to the Optionee (or such other Person) the Fair Market Value of the Shares as of the date of such request in a timely manner to enable the Optionee (or such other Person) to exercise his vested Options.

     (b) As soon as practicable upon the Company’s receipt of Optionee’s payment and notice of exercise, the Company shall direct the due issuance of the Shares so purchased.

     (c) As a further condition precedent to the exercise of the Options in whole or in part, Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the Shares and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

     7. Termination of Employment.

     (a) General. Except as provided immediately below, if Optionee’s employment terminates for any reason, the Options, to the extent not then vested (i.e., exercisable), will be immediately forfeited and all vested Options will remain exercisable for the shorter of (1) 90 days following the date of termination and (2) the remainder of their original scheduled term. For the avoidance of doubt, any reference to any Option being or becoming vested shall also mean it has become or will become “exercisable”.

     (b) Without Cause; for Good Reason. If Optionee’s employment is terminated by the Company without Cause (which shall for purposes of this Agreement include a termination of the Executive’s employment upon conclusion of the Employment Term (as defined in the Employment Agreement) after the Company’s giving the Executive a notice of non-renewal of the Employment Term) or by Optionee for Good Reason, to the extent not previously cancelled or expired, (A) as of the date of termination Optionee’s unvested Time-Based Options that would have vested if Optionee had remained employed through the first anniversary of the date of termination will vest and all vested Options will remain exercisable for the shorter of (1) one year following the date of termination and (2) the remainder of their original scheduled term and (B) the Performance-Based Options will continue to remain outstanding and be eligible to vest until the shorter of (x) the first anniversary of the date of termination and (y) the remainder of their original scheduled term (and if the Performance Targets are achieved during such time period shall vest in accordance therewith; provided that if a Change of Control occurs during such time period and the Sponsors receive marketable securities in connection with such Change of Control, the Performance-Based Options shall remain outstanding until the earlier of (i) the remaining term of the Performance-Based Options and (ii) the first anniversary of the date of termination of Optionee’s employment, and, to the extent not already vested, shall vest, if during such period, such marketable securities are converted to cash or otherwise distributed or disposed of by the Sponsors if the applicable performance targets would be met upon such conversion, distribution or transfer) and all then-vested Performance-Based Options will remain exercisable for the shorter of (1) one year following the applicable date of vesting and (2) the remainder of their original scheduled term. Notwithstanding the foregoing, if Optionee’s employment is terminated without Cause or for Good Reason (i) after a definitive agreement is entered into which will result in a Change of Control (provided such agreement results in a Change of Control) or (ii) within six months prior to a Change of Control, the Time-Based Options shall be treated as if they had fully vested as of the date of the Change of Control and the Performance-Based Options shall be treated as if they had been fully vested as of the date of the Change of Control to the extent the Performance Targets have been satisfied as of such date (and shall be forfeited to the extent the Performance Targets have not been satisfied as of such date unless the Sponsors receive marketable securities in connection with such Change of Control, in which event the Performance-Based Options shall remain outstanding until the earlier of (i) the remaining term of the Performance-Based Options and (ii) the first anniversary of the date of termination of Optionee’s employment, and, to the extent not already vested, shall vest, if during such period, such marketable securities are converted to cash or otherwise distributed or disposed of by Sponsors if the applicable performance targets are met upon such conversion, distribution or transfer). In the case of the Performance-Based Options, the Sponsors agree to provide Optionee (as well as to the Company if the Sponsors are no longer in control of the successor entity) with notice that the Performance Targets have been satisfied within 30 days following such event.

     (c) Death; Disability. If Optionee’s employment is terminated by reason of Optionee’s death or Disability, to the extent not previously cancelled or expired, (A) as of the date of termination Optionee’s unvested Time-Based Options that would have vested if Optionee had remained employed through the first anniversary of the date of termination will vest and all vested Options will remain exercisable for the shorter of (1) one year following the date of termination and (2) the remainder of their original scheduled term and (B) the Performance-Based Options will continue to remain outstanding and be eligible to vest until the shorter of (x) the first anniversary of the date of termination and (y) the remainder of their original scheduled term (and if the Performance Targets are achieved during such time period shall vest in accordance therewith; provided that if a Change of Control occurs during such time period and the Sponsors receive marketable securities in connection with such Change of Control, the Performance-Based Options shall remain outstanding until the earlier of (i) the remaining term of the Performance-Based Options and (ii) the first anniversary of the date of termination of Optionee’s employment, and, to the extent not already vested, shall vest, if during such period, such marketable securities are converted to cash or otherwise distributed or disposed of by the Sponsors if the applicable performance targets are met upon such conversion, distribution or transfer) and all then-vested Performance-Based Options will remain exercisable for the shorter of (1) one year following the applicable date of vesting and (2) the remainder of their original scheduled term; provided, however, that it shall be a condition to the exercise of the Options in the event of Optionee’s death that the Person exercising the Options shall (i) have agreed in a form satisfactory to the Company to be bound by the provisions of this Agreement and, if there has been no Change of Control or an IPO, the Stockholders Agreement (as modified by Section 8 of the Employment Agreement) and (ii) comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the Shares and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable. In the case of the Performance-Based Options, the Sponsors agree to provide Optionee or the Person exercising the Options in accordance with this clause (c) (as well as to the Company if the Sponsors are no longer in control of the successor entity) with notice that the Performance Targets have been satisfied within 30 days following such event.

     (d) Cause. Notwithstanding the foregoing or any provision of this Agreement or the Employment Agreement to the contrary, if Optionee’s employment is terminated by the Company for Cause, all options, whether or not vested, will be immediately forfeited as of the date of termination.

     8. Call Right. Upon termination of Optionee’s employment for any reason prior to an IPO or a Change of Control, the Company will have the right to purchase (the “Call Right”) any Shares that Optionee received pursuant to the terms and conditions set forth in Section 8(c) of the Employment Agreement.

     9. Effective Time. The Options granted hereby shall be and become effective (the “Effective Time”) upon the delivery of an executed counterpart of this Agreement to the Company by Optionee. Notwithstanding the foregoing, the Options granted hereby shall be subject to the approval of the stockholders of the Company of an amendment to the Plan increasing the authorized Share number thereunder (and thereby permitting the grant of the Options thereunder) and the maximum number of Options that may be granted to any individual under the Plan. For the avoidance of doubt, in the event that such stockholder approval is not obtained by June 30, 2009, this Agreement and the grant of Options hereunder shall be null and void ab initio and be of no further force or effect.

     10. Initial Public Offering. Shares acquired on exercise of any Option will be subject to the terms and conditions of the Stockholders’ Agreement, as amended by Section 8 of the Employment Agreement. The Company and Optionee acknowledge that they will agree to provide the Company with the right to require Optionee and other executives of the Company or any Subsidiary to waive any registration rights with regard to such Shares upon an IPO, in which case the Company will implement an IPO bonus plan in cash, stock or additional options to compensate for Optionee’s and the other executives’ loss of liquidity; provided that if the Executive’s employment is terminated without Cause or for Good Reason, then the Executive shall fully vest upon the date of termination in any grant made under such IPO bonus plan.

     11. No Employment Contract. Nothing contained in this Agreement shall (a) confer upon Optionee any right to be employed by or remain employed by the Company or any Subsidiary, or (b) limit or affect in any manner the right of the Company or any Subsidiary to terminate the employment or adjust the compensation of Optionee.

     12. Taxes and Withholding. The Company or any Subsidiary may withhold, or require Optionee to remit to the Company or any Subsidiary, an amount sufficient to satisfy federal, state, local or foreign taxes (including Optionee’s FICA obligation) in connection with any payment made or benefit realized by Optionee or other person under this Agreement or otherwise, and the amounts available to the Company or any Subsidiary for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that Optionee or such other person make arrangements satisfactory to the Company or any Subsidiary for payment of the balance of such taxes required to be withheld. The Company or any Subsidiary may elect to have such withholding obligation satisfied by having Optionee surrender to the Company or any Subsidiary a portion of the Shares that is issued or transferred to Optionee upon the exercise of an Option (but only to the extent of the minimum withholding required by law), and the Shares so surrendered by Optionee shall be credited against any such withholding obligation at the Fair Market Value of such shares on the date of such surrender.

     13. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Agreement, the Options shall not be exercisable if the exercise thereof would result in a violation of any such law.

     14. Adjustments. In the event of any stock split, reverse stock split, share dividend, merger, consolidation or other event after the Effective Date that makes an equitable adjustment appropriate, the Board shall make such substitution or adjustment (including cash payments) in the number of Shares covered by the Options, in the Option Price applicable to such Options, and in the kind of shares covered thereby and/or such other equitable substitution or adjustments as it determines in good faith to be equitable. In addition to, and notwithstanding the foregoing, the Option Price shall be adjusted downward (to the extent practicable without causing adverse tax consequences to Optionee) for any dividends paid to the Sponsors after the Effective Date. In connection with a Change of Control, such substitutions and adjustments may include, without limitation, canceling any and all Options in exchange for cash payments equal to the excess, if any, of the value of the consideration paid to a shareholder of an Share over the Option Price per Share subject to such Option in connection with such an adjustment event (a “Cash Payment”); provided that in connection with a Change of Control in which the Sponsors receive marketable securities if the Performance Targets would have been satisfied if the value of such securities had been included as “cash”, unless Optionee is paid a Cash Payment, if any, with respect to such Performance-Based Options in connection with such Change of Control, such Performance-Based Options shall not be cancelled and shall remain outstanding until the earlier of (i) the remaining term of the Performance-Based Options and (ii) the first anniversary of the date of termination of Optionee’s employment.

     15. Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement shall not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any Subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

     16. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of Optionee under this Agreement without Optionee’s written consent.

     17. Severability. If one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

     18. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan; provided, however, that in the event of any inconsistent provisions between this Agreement and the Plan, this Agreement shall govern. The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine (in good faith) any questions which arise in connection with the Option or its exercise.

     19. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.

     20. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof and all parties, including their successors and assigns, consent to the jurisdiction of the state and federal courts of Delaware.

     21. Prior Agreement; Employment Agreement. As of the Effective Time, this Agreement supersedes any and all prior and/or contemporaneous agreements, either oral or in writing, between the parties hereto, or between either or both of the parties hereto and the Company, with respect to the subject matter hereof (other than the Employment Agreement). Each party to this Agreement acknowledges that no representations, inducements, promises, or other agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, pertaining to the subject matter hereof, which are not embodied herein or in Section 4(c) of the Employment Agreement, and that no prior and/or contemporaneous agreement, statement or promise pertaining to the subject matter hereof that is not contained in this Agreement (or Section 4(c) of the Employment Agreement) shall be valid or binding on either party. Sections 23 and 24 of the Employment Agreement shall be incorporated in full herein, provided that any reference to “the Executive” shall be deemed to be a reference to the Optionee and any reference to “this Agreement” shall be a reference to this Agreement.

     22. Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive offices and to Optionee at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

     23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has executed this Agreement, as of the day and year first above written.

HEALTHMARKETS, INC.

By:__________________________________
Name:
Title:

OPTIONEE
Name: Phillip Hildebrand

In each case, solely with respect to the last
sentences of Sections 4(c), 7(b) and 7(c)
of this Agreement:

Accepted and Agreed to as of the day and
year first written above
by Blackstone Management Associates IV L.L.C.

Name: Chinh E. Chu
Title: Senior Managing Director

Accepted and Agreed to as of the day and
year first written above
by DLJ Merchant Banking Partners IV, L.P.

Name:
Title:

Accepted and Agreed to as of the day and
year first written above by GS Maverick Co.

Name:
Title: